UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2004

Unizan Financial Corp.

(Exact name of Registrant as Specified in Charter)

Ohio	0-13270	34-1442295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 Market Avenue South, Canton, Ohio 44702

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (330) 438-1118

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulations FD Disclosure

Item 9.01 Financial Statements and Exhibits

c) Exhibits

99.1 Text	of Unizan Financial Corp. release dated December 28, 2004

Canton, Ohio, December 28, 2004 – Shareholders of Unizan Financial Corp. (NASDAQ: UNIZ), elected the Class II Board of Directors for the term ending 2007, at the company’s annual meeting of shareholders held on Tuesday, December 28, 2004.

In addition, the organization announces the appointment of Kim M. Taylor as Chief Financial Officer of Unizan Bank, a subsidiary of Unizan Financial Corp. In this role, Taylor will be responsible for all financial and administrative activities including finance, accounting, financial planning and regulatory reporting activities for the Bank. Taylor will report to James H. Nicholson, Executive Vice President, Chief Operating Officer and interim Chief Financial Officer of Unizan Financial Corp. and President and Chief Executive Officer of Unizan Bank, National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2004	UNIZAN FINANCIAL CORP.

	By:	/s/ James H. Nicholson
	Its:	EVP & Chief Operating Officer